Lease Commitments	12 Months Ended
Dec. 31, 2018
Leases [Abstract]
Lease Commitments
Lease Commitments

We lease properties and equipment for use in our operations. In addition to rent, the leases may require us to pay directly for taxes, insurance, maintenance and other operating expenses or to pay higher rent when operating expenses increase. Rental expense, net of sublease income, was $301 million in 2018, $314 million in 2017 and $292 million in 2016.

The future minimum rental commitments under non-cancelable operating leases follow:
(MILLIONS OF DOLLARS)	2019	2020	2021	2022	2023	After 2023
Lease commitments	$300	$252	$210	$267	$248	$2,040